Exhibit 32.1
             GRAHAM CORPORATION AND SUBSIDIARIES
                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350, AS
                     ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In  connection  with  the Quarterly Report of Graham
Corporation (the "Company") on Form 10-Q for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Alvaro Cadena, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange
Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





October 28, 2003                        /s/ Alvaro Cadena
----------------                        ------------------
Date                                    Alvaro Cadena
                                        President and
                                        Chief Executive Officer


A  signed   original  of  this  written  statement
required  by Section  906 has been provided to Graham
Corporation and will be retained by Graham Corporation and furnished to the Securities and Exchange
Commission  or its staff upon request.